UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 10, 2011

CytoDyn Inc.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-49908	75-3056237
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 Crenshaw Lake Road, Lutz, Florida 33548

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (813) 527-6969

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 16, 2011, CytoDyn Inc. (the “Company”) issued a press release announcing that the Company and The Scripps Research Institute, a nonprofit institution (“Scripps Research”) entered into a Research Funding and Option Agreement (the “Agreement”) that will enable Dr. John H. Elder, Professor in the Department of Immunology and Microbial Science at Scripps Research, to explore the potential application of the Company’s recently provisionally patented technology as an effective therapy in the treatment of feline immunodeficiency virus. The Agreement requires that the Company pay Scripps Research $20,000 on the date of the Agreement, $20,000 on each of the second month and four month anniversary dates of the Agreement, and $20,000 upon the completion of Scripps Research’s research and the Company’s receipt of a final research report reflecting the results of the research. The Company has assigned the Agreement to its wholly-owned subsidiary, CytoDyn Veterinary Medicine LLC.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, which has been attached to this Report as Exhibit 10.1 and is incorporated herein by reference.

Forward Looking Statements

The statements in this Form 8-K constitute forward-looking statements and constitute forward-looking information within the meaning of United States securities laws. These statements and this information represent the Company’s intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors, of which many are beyond the Company’s control. These factors could cause actual results to differ materially from such forward-looking statements or forward-looking information. The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “foresee,” “plan,” and similar expressions and variations thereof, identify certain of such forward-looking statements or forward-looking information, which speak only as of the date on which they are made. In particular, statements relating to the completion of the extended study are forward-looking statements and forward-looking information. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements or forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements or on this forward-looking information.

Item 7.01.	Regulation FD Disclosure

On November 16, 2011, the Company issued a press release announcing that it has entered into the Agreement. The press release is furnished as Exhibit 99.1 to this Current Report. Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Research Funding and Option Agreement, effective as of November 5, 2011, between CytoDyn Inc. and The Scripps Research Institute

99.1	Press Release dated November 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

November 16, 2011	By:	/s/ Kenneth J. Van Ness
Kenneth J. Van Ness
President and CEO

EXHIBIT INDEX

Exhibit No.	Description

10.1	Research Funding and Option Agreement, effective as of November 5, 2011, between CytoDyn Inc. and The Scripps Research Institute

99.1	Press Release dated November 16, 2011